UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 4, 2021 (May 28, 2021)

Dragoneer Growth Opportunities Corp. II

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-39709	98-1560055
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Letterman Drive Building D, Suite M500 San Francisco, CA	94129
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 539-3099

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value	DGNS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On May 28, 2021, Dragoneer Growth Opportunities Corp. II (the “Company”) received a Notification of Deficiency by the Listing Qualifications Department at The Nasdaq Stock Market LLC (“Nasdaq”) which stated that, because the Company had not as of the date of the letter filed its Form 10-Q for the period ended March 31, 2021 (the “Form 10-Q”), it is in violation of Nasdaq Listing Rule 5250(c)(1).

As previously disclosed in the Form 12b-25 filed on May 18, 2021 by the Company with the U.S. Securities and Exchange Commission (the “SEC”), the Company’s management is reevaluating the accounting treatment of the forward purchase agreement between the Company and Dragoneer Funding II LLC (the “Forward Purchase Agreement”) in light of the SEC’s recently issued “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”)” (the “Staff Statement”). This Staff Statement issued on April 12, 2021 informed market participants that warrants issued by SPACs and former SPACs may need to be reclassified as liabilities with non-cash fair value adjustments recorded in earnings at each reporting period.

Given the time and focus dedicated to determining the appropriate treatment of the Forward Purchase Agreement in accordance with the Staff Statement, the Company was unable to complete and file the Form 10-Q by the required due date of May 17, 2021 without unreasonable effort and expense. The Form 10-Q will be filed as soon as is practicable.

As required by Nasdaq rules, on June 4, 2021, the Company issued a press release regarding the matters described in this Item 3.01. A copy of the press release is included as Exhibit 99.1 to this Current Report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, dated June 4, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 4, 2021

Dragoneer Growth Opportunities Corp. II

By:	/s/ Pat Robertson
Name:	Pat Robertson
Title:	Chief Operating Officer